SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Registrant  X
Filed by a Party other than the Registrant

Check the appropriate box:

   Preliminary Proxy Statement          Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
X  Definitive Proxy Statement
   Definitive Additional Materials
   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Lancer Orthodontics, Inc.
            (Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

(Payment of Filing Fee (Check the appropriate box):
   X  No fee required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:


            Fee paid previously with preliminary materials

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing be registration statement number or the Form or Schedule and date of its filing.

         (1)   Amount previously paid:

         (2)   Form, Schedule, or Registration Statement No.:

         (3)   Filing party:

         (4)   Date filed:




                                       1
                           LANCER ORTHODONTICS, INC.

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS


                          TO BE HELD NOVEMBER 17, 1999


                              AND PROXY STATEMENT


     The 1999 Annual Meeting of Shareholders of Lancer Orthodontics, Inc. (the "Company") will be held at 10:00 a.m. on Wednesday, November 17, 1999, at Biomerica, Inc.' s Corporate Offices, 1533 Monrovia Avenue, Newport Beach, California 92663.

     The purposes of the meeting are:

     1.  To elect a Board of Directors of the Company for the ensuing year.

     2.To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

      Only shareholders of record at the close of business on October 1, 1999, are entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof.

      Your attention is directed to the accompanying Proxy Statement. Stockholders who do not expect to attend the meeting in person are requested to date, sign, and mail the enclosed proxy as promptly as possible in the enclosed envelope.

                                          By Order of the Board of Directors

                                          Douglas D. Miller
                                          President and Chief Operating Officer


San Marcos, California
September 17, 1999








                                       2
                           LANCER ORTHODONTICS, INC.

                               253 PAWNEE STREET
                          SAN MARCOS, CALIFORNIA 92069

                      1999 ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 17, 1999

                                PROXY STATEMENT

                                  INTRODUCTION

      The Annual Meeting of Shareholders of Lancer Orthodontics, Inc., a California Corporation, (the "Company") will be held at 10:00 a.m. on November 17, 1999, at Biomerica, Inc.' s Corporate Offices, 1533 Monrovia Avenue, Newport Beach, California 92663 for the purposes set forth on the accompanying Notice of 1999 Annual Meeting of Shareholders. This Proxy Statement and the enclosed Proxy are being mailed on or about October 12, 1999, to shareholders of the Company in connection with the solicitation, by the Company's Board of Directors, of proxies to be used at the 1999 Annual Meeting of Shareholders and any adjournment thereof (the "Annual Meeting").

      The presence at the Annual Meeting of Stockholders, in person or by Proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. The holder of each share of Common Stock held of record on the record date is entitled to one vote on each matter to be considered at the Annual Meeting.

      If a Proxy in the accompanying form is duly executed and returned the shares represented thereby will be voted as directed. If no direction is given, the shares represented by the Proxy will be voted for the election of the nominees for Director named herein. However, giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. Any shareholder may revoke his or her Proxy at any time prior to its exercise by notifying the Secretary of the Company in writing of such revocation, by submitting a Proxy bearing a later date to the Secretary of the Company, or by voting in person at the meeting. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.

      The cost of this solicitation of proxies will be borne by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may solicit proxies personally or by telephone or telegraph. The Company will, upon request, reimburse banks, brokerage firms, and other custodians and nominees for their reasonable expenses in sending proxy materials to beneficial shareholders.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Only shareholders of record as of the close of business on October 1, 1999, are entitled to vote at the meeting or any adjournment thereof. As of September 17, 1999, the Company had outstanding 2,068,920 shares of Common Stock, without par value and 370,483 shares of Series D Preferred Stock with each share having one seventh the voting rights as a share of Common Stock (cumulatively, the "Stock"). Holders of record of the Stock are entitled to one vote for each share held. Shareholders are entitled to cumulative voting, pursuant to which a shareholder may multiply the number of shares owned by the number of Directors to be elected and cast a total number of votes equal to the resulting product for


                                       3
any one candidate, or distribute the total number of votes in any proportion among as many candidates as the shareholder desires. However, a shareholder may not cumulate his or her votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless the shareholder has given notice at the meeting, prior to voting, of his or her intention to cumulate his or her votes. If any shareholder gives such notice, all shareholders may then cumulate their votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the ownership of the Company's Common Stock as of the date of this Proxy Statement, by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of the Common Stock, (ii) each director, including the nominees for director, and each executive officer of the Company, and (iii) all executive officers and directors as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him or her.

      Name and Address           Amount and Nature of       Percent of
      of Beneficial Owner (1)(2) Beneficial Ownership (3)   Class (2)
      Biomerica                        645,967 (4)           30.4%

      Zackary Irani                     73,745 (5)            3.4%

      Douglas D. Miller                 76,686 (6)            3.5%

      Janet Moore                      300,463 (7)           14.1%

      Robert Orlando                    20,012 (8)            *

      All executive officers and
      directors as a group (4 persons) 470,906 (9)           20.8%

     * Less than (1%) of the total number of outstanding shares of common stock.

(1) The address for Mr Irani, Ms Moore, and Dr Orlando is 1533 Monrovia Avenue, Newport Beach CA 92663. Mr. Miller's address is 253 Pawnee Street, San Marcos CA 92069.

(2) Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Any shares of Common Stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, are deemed outstanding for purposes of computing shares beneficially owned by and the percentage ownership of each such person and group. However, such shares are not deemed outstanding for purposes of computing the shares beneficially owned by or percentage ownership of any other person or group. Percentage ownership for each named beneficial owner, and the beneficial ownership of the directors and executive officers as a group, is based on
     (i) 2,068,920 issued and outstanding shares of Common Stock, plus (ii) shares of Common Stock underlying stock options exercisable within 60 days after the date hereof, plus (iii) 52,926 shares of Common Stock representing the conversion to Common Stock privilege of the 370,483 issued and outstanding shares of Series D Preferred Stock.

(3) Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and depositive power with respect to such shares.

                                       4
(4)  Biomerica, Inc.' s address is 1533 Monrovia Avenue, Newport Beach CA 92663.

(5) Includes 50,215 shares of Common Stock underlying options exercisable by Mr. Irani at or within 60 days after the date of the proxy.

(6) Includes 65,000 shares of Common Stock underlying options exercisable by Mr. Miller at or within 60 days after the date of the proxy.

(7) Includes 2,771 shares in the name of Ms. Moore's minor sons and 13,500 shares of Common Stock underlying options exercisable by Ms Moore at or within 60 days after the date of the proxy.

(8) Includes 13,500 shares of Common Stock underlying options exercisable by Dr. Orlando at or within 60 days after the date of the proxy.

(9) Includes 142,215 shares underlying options exercisable at or within 60 days after the date of the proxy.

SERIES D PREFERRED STOCK

      As of the date of this Proxy Statement, the Company had issued and outstanding 370,483 shares of Series D Preferred Stock, all of which shares were held by Dr. Charles Smith. On November 15, 1996, the Company declared a reverse one for seven stock split of its Common Stock, as a result of which the Series D Preferred Stock has one seventh the voting rights of the Company's Common Stock. The outstanding shares of Series D Preferred Stock are convertible into 52,926 shares of the Company's Common Stock. Dr. Smith's address is 505 Sauk Path, Oakbrook IL 60521.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
                             ELECTION OF DIRECTORS

      The Directors to be elected at the meeting will hold office until the next annual meeting or until their successors shall be elected and qualified. The persons named in the enclosed proxy card will vote the shares represented by the proxies given to them for the election of the four (4) nominees listed in the table below, unless authority to do so is withheld. The shares represented by proxies will not be voted for a greater number of persons than the number of nominees listed below; however, the proxy holders have the right (subject to the same conditions as apply to cumulation of votes by a shareholder) to cumulate the votes represented by proxies and to distribute the votes among the listed nominees in such manner as they see fit to elect the maximum number of such nominees. If any nominees should not be available for election as Directors, which the Board of Directors and management do not presently anticipate, the persons named in the enclosed proxy will vote for the election of such other person as the Board of Directors and management may recommend.

      The Board of Directors has nominated the following four persons to serve as Directors until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

     Name                     Age         Position
     Zackary Irani              33       Chairman of the Board, Chief Executive
                                         Officer
     Douglas D. Miller          60       President, Chief Operating Officer,
                                         and Director
     Janet Moore                48        Secretary and Director
     Robert Orlando             61        Director



                                       5
      The following is a summary of the Directors' experiences with the Company and their other business experience:

      Mr. Z. Irani has been a Director of the Company since October 29, 1992. Mr. Irani was elected Chairman of the Board effective April 30, 1997, and was elected Chief Executive Officer effective October 24, 1997. Mr. Irani has been the Chief Executive Officer, Chairman, and Treasurer of Biomerica since August 1997. Prior to that time, Mr. Irani served as Vice President of Business Development of Biomerica since July 1994 and Business Development Manager of Biomerica since 1988. Mr. Irani also serves as a Director of Biomerica and a Director of Allergy Immuno Technologies, Inc., a publicly held corporation controlled by Biomerica.

      Mr. Miller has been a Director of the Company since January 13, 1992. Mr. Miller was elected President of the Company effective January 13, 1992. Prior to joining the Company, Mr. Miller was employed for nine years at "A" Company as Director, Worldwide Business Development and, prior to that, Director, Domestic and International Sales. "A" Company is a major manufacturer of orthodontic products.

      Ms. Moore has been a Director of the Company since October 25, 1996, and was a Director of the Company from October 29, 1992 through November 4, 1994. Ms. Moore has been an employee of Biomerica since 1976 and currently serves as the Secretary of Biomerica and as a Director of Biomerica.

      Dr. Orlando has been a Director of the Company since July 20, 1988. Dr. Orlando is a professor of pathology and has served as Chief Pathologist of Whittier Hospital in Whittier, California, since 1981 and of Beverly Hospital in Montebello, California, since 1991. Dr. Orlando has also been a professor at the Southern California College of Optometry in Fullerton, California, since 1972. Dr. Orlando also serves as a Director of Biomerica and as a Director of Allergy Immuno Technologies, Inc., a publicly held corporation controlled by Biomerica.

FAMILY RELATIONSHIPS

      Ms. Moore was married to Mr. Irani's uncle, who is deceased and who previously was a stockholder, executive officer and director of the Company. Other than the relationship between Ms. Moore and Mr. Irani, there is no family relationship between any of the Company's directors and officers.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The Board of Directors met nine times during the fiscal year ended May 31, 1999 (the "1999 Fiscal Year"). In 1979, the Board of Directors of the Company created an Executive Committee, which is vested with all the authority of the Board of Directors of the Company, except as restricted by the Company's Bylaws and the California General Corporation Law. The Executive Committee is presently composed by Messrs. Z. Irani, and Miller. The Executive Committee did not meet during the 1999 Fiscal Year.

      The Audit Committee is presently composed of Ms. Moore and Dr. Orlando. The Audit Committee met once with the auditors during the 1999 Fiscal Year.

      The Executive Compensation Committee is composed of Ms. Moore and Dr. Orlando. The Executive Compensation Committee did not meet in Fiscal 1999.



                                       6
      Each outside Director is to be paid $500 for each Board or Committee meeting attended and $200 for each telephonic meeting. In July 1999, 27,295 previously unissued shares of the Company's common stock were issued to outside directors as payment for accrued fees. Currently $9,230 in accrued fees is owed to the Directors.

      The Company has no other committees.


                             EXECUTIVE COMPENSATION

      The following table presents, for each of the last three fiscal years, the annual compensation earned by the Chief Executive Officer. Neither the Chief Executive Officer nor any other officer of the Company earned in excess of $100,000 during any of the last three fiscal years.

SUMMARY COMPENSATION TABLE

                                                                         Long Term Compensation
                                   Annual Compensation                    Awards          Payouts
                                                                           Securities
Name and                                        Other         Restricted   Underlying
Principal                                       Annual        Stock        Options/       LTIP       All Other
Position (1)        Year     Salary (2) Bonus   Compensation  Awards       SARs           Payouts    Compensation
Zackary Irani,
Chairman of the     1999     $4,500 (3)   --       --            --         --              --        --
Board and Chief
Executive Officer

(1) Mr. Z Irani was elected Chairman of the Board effective April 30, 1997, and was elected Chief Executive Officer effective October 24, 1997.

(2) There were no other forms of compensation earned or paid during the last three fiscal years.

(3) This sum represents directors fees which have been accrued and paid with 13,530 shares of common stock.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth information concerning stock options granted in the fiscal year ended May 31, 1999, to the Company's Chief Executive Officer.

                                      Individual Grants

                    Number            Percent of Total
                    of Securities     Options/SARs
                    Underlying        Granted to      Exercise
                    Options/SARs      Employees in    or Base        Expiration
Name                Granted (#)       Fiscal Year     Price ($/Sh)   Date

Zackary Irani       39,500            23.9%           $1.00          9/24/03

OPTIONS EXERCISES AND FISCAL YEAR END VALUES

      The following table presents information for the named officer in the Summary Compensation Table with respect to options exercised during Fiscal 1999 and unexercised options held as of the end of the fiscal year.

                     Shares                             Number of Securities            Value of Unexercised
                    Acquired                          Underlying  Unexercised           in the Money Options
                       on             Value          Options at Fiscal Year End         at Fiscal Year End (1)
Name                Exercise (#)     Realized ($)    Exercisable  Unexercisable      Exercisable  Unexercisable
Zackary Irani         -0-              -0-            46,643          7,143               -0-            -0-

(1) Based on closing price for the Company's common stock on the last business day of the fiscal year.

STOCK OPTIONS

      Under the 1993 Stock Option Plan (the "Plan"), the Company is authorized to grant stock options to key employees, officers, and directors of the Company (or its parent corporation), non-employee members of the Board of Directors of the Company (or its parent), and consultants who provide valuable services to the Company, through May 27, 2003. Any options outstanding at date of plan termination will remain effect. Under the plan, 357,143 shares have been authorized for grant or issuance. Stock options granted under the Plan shall be granted at an option price not less than 85% of the fair market value for options granted to employees, or less than 100% of the fair market value for options granted to non-employees. The fair market value of the stock is as of the date the option is granted. Most options granted under the Plan to date expire five (5) years from the date of their respective grant and all were granted at fair market value at the date of grant. As of September 17, 1999, options to purchase 178,786 shares of Common Stock at $1.00 exercise price were outstanding. Non-qualified options to purchase 14,286 shares of Common Stock at $1.75, granted on October 25, 1996, are exercisable at the rate of one-fourth per year. As of October 25, 1999, 7,143 shares of Common Stock may be purchased.

                                       8
                             SECTION 16 COMPLIANCE

      The rules of the Securities and Exchange Commission require disclosure of late Section 16 filings by the Company's directors, officers, and persons who beneficially own more than 10% of the Company's stock. To the best of the Company's knowledge and belief, there were no late filings under Section 16 by or for any of the Company's directors and officers during Fiscal 1999.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Effective April 13, 1999, the Company's Board of Directors appointed BDO Seidman, LLP as independent public accountants, to audit the consolidated financial statements of the Company for the year ending May 31, 1999 and to perform other appropriate services as directed by the Company's management and Board of Directors. In connection with the engagement of BDO Seidman, LLP, the Company dismissed Corbin & Wertz, who had been engaged to audit the Company's financial statements for the prior fiscal years. The audit reports provided by Corbin & Wertz for the fiscal years ended May 31, 1998 and 1997 did not contain any adverse opinion or a disclaimer of opinion nor was any report modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between management and Corbin & Wertz on any matter of accounting principles or practices, financial statement disclosure or auditing, scope, or procedure. Prior to the engagement of BDO Seidman, LLP there were no consultations by the Company and BDO Seidman, LLP relating to disclosable disagreements with Corbin & Wertz, how accounting principles would be applied by BDO Seidman, LLP to a specific transactions, or the type of an opinion BDO Seidman, LLP might render.

      BDO Seidman, LLP has advised the Company that they had no direct or indirect financial interest in the Company. BDO Seidman, LLP has not indicated to the Company that it is unwilling to serve again as the Company's independent public accountants.. In connection with its audit for the fiscal year ended May 31, 1999, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

      It is expected that a representative of BDO Seidman, LLP will be present at the Annual Meeting to respond to appropriate questions or to make a statement if he or she so desires.

                               OTHER INFORMATION

PROPOSALS FOR 1999 MEETING

      Any shareholder who desires to submit a proposal for inclusion in the proxy materials or information statements relating to the 2000 Annual Meeting of Shareholders, must deliver the proposal to the Company no later than June 3,

2000. The Company requires that the proposal be in writing and not exceed 500 words.

OTHER BUSINESS

      Management does not intend to bring any other matters before the meeting and has not been informed of such an intention by any other persons. If any other matters requiring the vote of the shareholders properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxies in their discretion, in accordance with their judgment on such matters.



                                       9
ANNUAL REPORT

      The Annual Report and Financial Statements of the Company, for the Fiscal Year ended May 31, 1999, are enclosed with this Proxy Statement. The Company will furnish, without charge, upon written request of any shareholder, who represents in such request that he or she was a beneficial owner of the Company's securities as of October 1, 1999, a copy of the Form 10-KSB.
Requests should be addressed to the Company at Office of the Secretary, Lancer Orthodontics, Inc., 253 Pawnee Street, San Marcos, CA 92069-2437.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                 Douglas D. Miller
                                 President and Chief Operating Officer

                                 10
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                  FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS

                    WEDNESDAY, NOVEMBER 17, 1999, 10:00 A.M.

                           LANCER ORTHODONTICS, INC.

     THE UNDERSIGNED HEREBY APPOINTS ZACKARY IRANI, DOUGLAS MILLER, AND JANET MOORE, AND EACH OF THEM, WITH POWER OF SUBSTITUTION TO EACH, TRUE AND LAWFUL ATTORNEYS, AGENTS, AND PROXIES OF THE UNDERSIGNED, TO ATTEND, VOTE, AND ACT FOR THE UNDERSIGNED, AS SPECIFIED HEREIN, AT THE 1999 ANNUAL MEETING OF SHAREHOLDERS OF LANCER ORTHODONTICS, INC. (THE "COMPANY") TO BE HELD ON WEDNESDAY, NOVEMBER 17, 1999, AT 10:00 A.M. AT BIOMERICA, INC.' S CORPORATE OFFICES, 1533 MONROVIA AVENUE, NEWPORT BEACH, CALIFORNIA 92663, AND ANY ADJOURNMENT THEREOF, ACCORDING TO THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY WHICH THE UNDERSIGNED IS ENTITLED TO VOTE, AND WITH ALL THE POWER WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AS FOLLOWS:

1. ELECTION OF DIRECTORS:
   . FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)

   . WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.  (INSTRUCTIONS:
     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE BOX IMMEDIATELY PRECEDING THE NOMINEE'S NAME)

   .  ZACKARY IRANI                   .  DOUGLAS D. MILLER
                     .  JANET MOORE                      .  ROBERT ORLANDO

2.IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER
  BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE. IN THE ELECTION OF DIRECTORS, SAID PROXIES SHALL HAVE DISCRETION AND AUTHORITY TO CUMULATE AND DISTRIBUTE THE VOTES REPRESENTED BY THIS PROXY IN SUCH PROPORTIONS AS THEY SEE FIT AMONG THE NOMINEES LISTED ABOVE. IF ANY SUCH NOMINEE IS UNABLE OR UNWILLING TO SERVE, SAID PROXIES SHALL HAVE DISCRETION AND AUTHORITY TO VOTE IN ACCORDANCE WITH THEIR JUDGMENT FOR OTHER NOMINEES OR TO DISTRIBUTE SUCH VOTES IN SUCH PROPORTIONS AS THEY SEE FIT AMONG THE NOMINEES.

                                                DATED:                  , 1999

                                        IMPORTANT:  IN SIGNING THIS PROXY,
                                        PLEASE SIGN YOUR NAME IN THE SAME WAY AS
                                        SHOWN ON THE LEFT.  WHEN SIGNING AS A
                                        FIDUCIARY, PLEASE GIVE YOUR FULL TITLE.
                                        IF SHARES ARE REGISTERED IN JOINT NAMES,
                                        EACH OWNER SHOULD SIGN.

IMPORTANT: PLEASE DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.